OLD MUTUAL INTERNATIONAL EQUITY FUND

NOVEMBER 23, 2010 SUMMARY PROSPECTUS

(Class A:  OMXAX) (Class Z:  OMXZX) (Institutional Class:  OMXIX)

Before you invest in the Fund, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  You may find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at https://www.fundinsite.com/site/old-mutual-funds.aspx.  You may also obtain this information at no cost by calling 888-772-2888 or by sending an email request to oldmutual@fundinsite.com.  The Fund’s statutory prospectus and statement of additional information, both dated November 23, 2010, are incorporated by reference into this summary prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE

Old Mutual International Equity Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other retail mutual funds advised by Old Mutual Capital, Inc. (“Old Mutual Funds”).   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Your Investment” on page 20 of the Fund’s statutory prospectus, and in the section entitled “Purchases and Redemptions of Shares” on page 63 of the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	None	0.25%	None
Other Operating Expenses	0.52%	4.34%	3.77%
Total Other Expenses	0.52%	4.59%	3.77%
Total Annual Fund Operating Expenses	1.52%	5.59%	4.77%
Fee Waivers and/or Expense Reimbursement1	(0.50%)	(4.07%)	(3.50%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement1	1.02%	1.52%	1.27%

1
Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”) contractually has agreed to limit the operating expenses of the Fund to an annual rate of 1.02% for Institutional Class shares, 1.52% for Class A shares, and 1.27% for Class Z shares through December 31, 2011.  The Adviser will consider further limitations on an annual basis.  The expense limitation agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,318	$1,939	$3,603
Institutional Class	$104	$431	$781	$1,768
Class Z	$129	$712	$1,322	$2,971

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92.20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers.  The Fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets.  Generally, the Fund limits its investments in any country to 25% or less of its total assets.  However, the Fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in equity securities of non-U.S. issuers.  Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible debt, depository receipts, rights, and warrants.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or Acadian Asset Management LLC (“Acadian”) may misgauge that worth.

Foreign (Non-U.S.) Investment Risk.  Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.  Foreign stock markets may also be less liquid than U.S. stock markets.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small Company Risk.  While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2006	2007	2008	2009
24.55%	12.62%	(47.06)%	23.01%

1	The year-to-date return as of September 30, 2010 is 2.04%.

During the periods shown in the chart, the highest return for a quarter was 22.88% (quarter ending June 30, 2009) and the lowest return for a quarter was (23.46%) (quarter ending September 30, 2008).

Average Annual Total Returns as of December 31, 2009

The table below compares the average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares to the Morgan Stanley Capital International (MSCI) EAFE® Index, an unmanaged, market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia, and the Far East.  The MSCI EAFE® Index contains a representative sampling of over 900 small-, medium-, and large-capitalization stocks from countries in these regions.  Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

	1 Year	Life of Fund (12/30/2005)
Institutional Class
Return Before Taxes	23.01%	(2.24%)
Return After Taxes on Distributions	22.14%	(2.99%)
Return After Taxes on Distributions and Sale of Fund Shares	14.95%	(2.28%)
Class A
Return Before Taxes	15.27%	(4.16%)
Class Z
Return Before Taxes	22.65%	(2.50%)
Morgan Stanley Capital International EAFE® Index (reflects no deduction for fees, expenses, or taxes)	31.78%	1.18%

MANAGEMENT

Investment Adviser:                                                      Old Mutual Capital

Investment Sub-Adviser:                                                      Acadian

Portfolio Managers:

Name	Title	Length of Service
Dr. Gary L. Bergstrom	Chairman	Since 2005
Brendan O. Bradley	Senior Vice President and Director of Managed Volatility Strategies, Portfolio Manager and Quantitative Research Specialist	Since 2005
John R. Chisholm	Executive Vice President and Chief Investment Officer	Since 2005
Ronald D. Frashure	President and Chief Executive Officer	Since 2005
Asha Mehta	Vice President and Portfolio Manager	Since 2009

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfers To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”) (2)	No minimum	$50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund, provided they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.
You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a mutual fund platform or a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Funds distributed by Old Mutual Investment Partners, member FINRA
R-10-089  11/2010